11. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
11. COMMITMENTS AND CONTINGENCIES

Operating leases

The Company is leasing land and a building under an operating lease that has an initial term of 10 years. The term of the lease is considered its initial obligation period, which does not include unexercised option periods. The lease has three renewal options of five years each, exercisable at the option of the Company. The lease includes rent escalation clauses based on fixed rate terms. The Company is also required to pay the landlord it’s allocated share of common area expenses. The Company has the option to purchase the property depending on the year in which the option is exercises at a purchase price ranging from $7,300,000 to $8,300,000. The purchase option expires on February 28, 2015.

Minimum future lease payments under operating leases at December 31, 2013 for the next three years and in the aggregate are as follows:

2014	$835,158
2015	835,158
2016	621,525
2017	650,100
2018	650,100
Thereafter	1,091,925
Total	$4,683,966

Rent expense for the periods ended December 31, 2013 and December 31, 2012 were approximately $2,228,000 and $1,899,000.

Litigation

In the ordinary course of conducting its business, the Company is exposed to litigation risks from time to time that can have significant adverse effects upon our financial and operating condition, which in turn could have a material adverse effect on our ability to continue as a going concern.

At any given time there may be numerous civil actions initiated against the Company and/or its subsidiaries. Currently there are three civil actions pending against the Company’s subsidiary in which, in each case, the plaintiff(s) seek damages in excess of $500,000. The aggregate amount sought in these cases exceeds $3 million. With respect to most of these actions, the parties are either engaged in settlement discussions or have already executed a settlement agreement. One of the actions seeks $1.9 million in damages. If the parties do not succeed in settling this matter, then the Company is intent on defending the action. Nevertheless, if one or more of the pending lawsuits, or any lawsuits in the future, are adjudicated in a manner adverse to the Company and/or its subsidiary’s interests, or if a settlement of any lawsuit requires the Company to pay a significant amount, the result could have an adverse impact on the Company’s overall financial statements. The Company will continue to vigorously defend any such litigation.

Additionally, on December 12, 2012, The Estate of Jerome H. Dinner commenced an action entitled Larry Grossing, Personal Representative of the Estate of Jerome H. Dinner v. The Brownstone Group, LLC and Latitude 30 Group, LLC, case no. 2012-CA-013255, Duval County Circuit Court, Florida. The lawsuit alleges that the Brownstone Group, LLC and Latitude 30 Group, LLC, on June 25, 2010, executed a promissory note in the principal amount of $879,807.54 and that the note was not paid on the maturity date of December 31, 2010. The suit seeks money damages in the amount of $879,807.54 plus interest and attorneys’ fees. Latitude 30 Group, LLC intends to vigorously defend the action on the ground that most of plaintiff’s funds were provided by plaintiff’s attorney in fact to an escrow agent who converted the monies and failed to make restitution to the plaintiff. Latitude 30 Group, LLC has repaid the plaintiff all of the funds the escrow agent disbursed to Latitude 30 Group, LLC, and Latitude 30 Group, LLC asserts that it is not liable to repay the other funds that were converted by the escrow agent in the approximate amount of $775,000. There can be no assurance given that Latitude 30 Group, LLC will prevail in this litigation and in the event that Brownstone Group, LLC and Latitude 30 Group, LLC are found liable in such litigation it would have a material adverse effect on the financial condition of the Company. In addition, there can be no assurance that if such event should occur, that Latitude 30 Group, LLC will be able to look to Brownstone Group, LLC to contribute a pro rata amount to the payment of any judgment.

Additionally, on October 17, 2014 the company received a demand for arbitration from Summit Trading Ltd arising from a consulting agreement between the company and Summit Trading Ltd.  Summit is seeking 3,344,988 shares of common stock of the company.  The company denies that any sum is due to Summit and will vigorously defend the action.

Additionally, on October 10, 2014 a complaint was filed by Craig Phillips, a former employee seeking $150,000 in severance and 2,412,574 shares of stock.  The company denies that any sums are due to Mr. Phillips as a result of his voluntary termination of his employment. The company intends to vigorously defend this action.

On November 6, 2014 the company filed a counterclaim against Mr. Phillips arising from his employment with the company.

Other

On November 10, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which it intended to be acquired by Blink Couture, Inc. (Blink) a publicly traded company. The Company and Blink subsequently entered into two extension agreements, whereby either the Company or Blink could terminate the Merger Agreement at any time after February 28, 2012 unless the terminating party is responsible for the delay which prevented the closing of the merger on or before March 30, 2012. On November 27, 2012, the Agreement and Plan of Merger was terminated.